NEWS RELEASE – For Immediate Dissemination

Body and Mind Amends Seaside Dispensary Purchase Agreement

$1.25 million of Purchase Price Switched from Cash to Common Stock

Las Vegas, NV and Vancouver, B.C., Canada (June 21, 2022) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state US cannabis operator, is pleased to provide an update on the first amendment to the Seaside dispensary purchase agreement.

The Company, though its wholly owned subsidiary, DEP Nevada, Inc. (“DEP”), executed definitive agreements to purchase the Reef dispensary in Seaside California on November 30, 2021 and has been operating the dispensary since December 1st, 2021. DEP has executed a first amendment to such definitive agreements (the “First Amendment”) to reduce the cash purchase price of the transaction and to issue shares of common stock having the same value as the cash reduction. The details of the definitive agreements executed on November 30, 2021 are outlined in the Company’s press release on December 1, 2021 and the transaction has been amended to reduce the cash purchase price from US$2.5 million to US$1.25 million. The Company will issue US$1.25 million worth of shares of the Company’s common stock based on the 10-day VWAP on the ten (10) consecutive trading days prior to June 17, 2022 being the “Effective Date” of the First Amendment and subject to compliance with the policies of the Canadian Securities Exchange (the “CSE”). The Company also agreed to issue additional shares of common stock equal to the difference between the amount of the shares of common stock of the Company that were issued on December 3, 2021 (the “MIPA #2 Shares”) and the amount of shares of common stock that would have been issued had the 10-day VWAP for the MIPA #2 shares been calculated as of the Effective Date of the First Amendment (the “Additional MIPA #2 Shares”). Additionally, on the date that is eighteen (18) months (548 days) following the Effective Date of the First Amendment (the “Additional Share Issuance Date”), the Company will issue US$100,000 worth of shares to the sellers based on the 10-Day VWAP and subject to compliance with the policies of the CSE, calculated as of the Additional Share Issuance Date. Furthermore, the Company has agreed to issue US$300,000 worth of shares of common stock (the “Additional True-up Shares”) in advance of the working capital true-up payment outlined in the original agreement. If the actual working capital is less than $nil, then the purchase price will be reduced by such amount and the Additional True-up Shares will be forfeited and cancelled. If the actual working capital is greater than $nil and the Additional True-up Shares are sufficient to cover the difference, then all or a portion of the Additional True-up Shares will be delivered to the sellers. If the Additional True-up Shares are insufficient to cover the difference owing by DEP to the sellers, then the Additional True-up Shares will be delivered to the sellers and the Company will issue additional shares of common stock to cover any shortfall.

“The combination of our recent debt extension, pausing our Michigan cultivation and reduced cash payment for the Seaside dispensary are designed to strengthen the Body and Mind balance sheet for future development,” stated Michael Mills, CEO of Body and Mind. “We continue to focus on our cultivation, manufacturing and retail operations as we expand our brand and wholesale business and develop new strains and innovative products.”

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Q3 Periodic Report and Earnings Update

The Company anticipates filing its Form 10-Q for the three and nine months ended April 30, 2022 after market on June 21, 2022 with a Q3 earnings call scheduled for 5:00 p.m. Eastern on June 21, 2022.

Conference Call Details

Confirmation #: 30671046

Local: Toronto: 416-764-8659

North American Toll Free: 1-888-664-6392

Encore Replay

Encore Replay Local: (+1) 416 764 8677

Encore Replay North American Toll Free: (+1) 888 390 0541

Encore Replay Entry Code: 671046 #

Encore Replay Expiration Date: 06/28/2022

About Body and Mind Inc.

BaM is an operations focused US multi-state cannabis operator investing in high quality medical and recreational cannabis cultivation, production and retail.

BaM continues to expand operations in Nevada, California, Arkansas, Ohio and Michigan and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

Please visit www.bodyandmind.com for more information.

Instagram:@bodyandmindBaM

Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jonathan Paterson

+1 475 477 9401

Jonathan.Paterson@Harbor-Access.com

Company Contact:

Michael Mills

CEO

Tel: 800-361-6312

 ir@bodyandmind.com

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Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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